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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                     SECTION 1350 OF CHAPTER 63 OF TITLE 18
                     OF THE UNITED STATES CODE AS CREATED BY
                         THE SARBANES-OXLEY ACT OF 2002


         I, James W. Ripley, the Chief Financial Officer of Corn Products International, Inc., certify that (i) the report on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Corn Products International, Inc.



/s/ James W. Ripley
-------------------------------
James W. Ripley
Chief Financial Officer
March 21, 2003